Filed Pursuant to 497(a)

File No. 333-236574

Rule 482ad

Oxford Lane Capital Corp. Announces Full Exercise of Underwriters’ Over-Allotment Option on its 6.75% Notes Due 2031, Bringing Total Size of Offering to $100 million

Greenwich, CT -- 3/23/2021 – Oxford Lane Capital Corp. (the “Company”) (Nasdaq GS: OXLC, OXLCO, OXLCM, OXLCP, OXLCL) today announced that, in connection with its previously disclosed underwritten public offering of $87.0 million in aggregate principal amount of 6.75% unsecured notes due 2031 (the “Notes”), the underwriters exercised their option in full to purchase an additional $13.0 million in aggregate principal amount of the Notes.

The Notes started trading on the NASDAQ Global Select Market on March 18, 2021 under the trading symbol “OXLCL”, and the $13.0 million in aggregate principal amount of the Notes issued today will also trade under the same trading symbol.

The Notes will mature on March 31, 2031, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 16, 2024. The Notes will bear interest at a rate of 6.75% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing June 30, 2021.

The Notes have been rated “BBB”* by Egan-Jones Ratings Company (“Egan-Jones”), an independent, unaffiliated rating agency.

Egan-Jones is a Nationally Recognized Statistical Rating Organization (NRSRO) and is recognized by the National Association of Insurance Commissioners (NAIC) as a Credit Rating Provider (CRP). Egan-Jones is also certified by the European Securities and Markets Authority (ESMA).

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., William Blair & Company L.L.C., Incapital LLC, and National Securities Corporation acted as the underwriters for the offering. As previously disclosed, the Company expects to use the net proceeds from this offering to acquire investments in accordance with its investment objective and strategies, general working capital purposes and to redeem all of its outstanding 7.50% Series 2023 Term Preferred Shares.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 640 Fifth Ave, 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); B. Riley Securities, Inc., Attn: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, VA 22209 or by e-mailing prospectuses@brileyfbr.com (or by calling (800) 846-5050); William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com; Incapital LLC, Attn: Syndicate Department, 1800 N Military Trail, Suite 400, Boca Raton, FL 33431, or by emailing prospectus_requests@incapital.com (telephone number 1-800-327-1546); and National Securities Corporation, Attention: Adrian Adderley, 200 Vesey Street, 25th Floor, New York, New York 10281, telephone: (561) 981-1074 or by email at prospectusrequest@nationalsecurities.com. The prospectus supplement, dated March 9, 2021, and accompanying prospectus, dated June 1, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

Filed Pursuant to 497(a)

File No. 333-236574

Rule 482ad

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company.  It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of collateralized loan obligation (“CLO”) vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our portfolio companies, our industry and the global economy. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Bruce Rubin

203-983-5280